EXHIBIT 99.1

IRWIN FINANCIAL CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

As amended and restated May 10, 2007

IRWIN FINANCIAL CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

Section 1. Establishment, Purpose, and Effective Date of Plan

1.1 Establishment. Irwin Financial Corporation, an Indiana corporation, hereby establishes the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (the "Plan") for employees and non-employee directors of the Company and its subsidiaries. The Plan permits the grant of stock options, stock appreciation rights, restricted stock and phantom stock units, with common stock or cash as possible payout mediums for payment under the Plan.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees of the Company and its subsidiaries and non-employee directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

1.3 Effective Date. The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company. Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

Section 2. Definitions

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

"Award" means any Option, Stock Appreciation Right, Restricted Stock, or Phantom Stock Unit, granted under this Plan.

"Applicable Laws" means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

"Board" means the Board of Directors of the Company.

"Cause" is defined in Section 14.2.

"Code" means the Internal Revenue Code of 1986, as amended.

"Change in Control" is defined in Section 13.2 herein.

"Committee" means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

"Company" means Irwin Financial Corporation, a Indiana corporation.

"Disability" is defined in Section 14.2.

"Employee" means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any branch or division thereof.

"Executive Officer" means an individual who is an "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended).

"Fair Market Value" means the "closing market price," which is defined by the Securities and Exchange Commission as the price at which the registrant's security was last sold in the principal United States market for such security as of the date for which the closing market price is determined. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

"Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

"Non-Employee Director" means a director of the Company who is not, and for a period of at least one year, has not been an Employee.

"Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an "Incentive Stock Option," or "ISO" within the meaning of Section 422 of the Code, (ii) a "Nonstatutory (Nonqualified) Stock Option," or "NSO," or (iii) any other type of option encompassed by the Code.

"Participant" means any Non-Employee Director and any Employee designated by the Committee (or its delegate, if appropriate under Section 3.1) to participate in the Plan.

"Performance-Based Exception" means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

"Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9 of the Plan.

"Phantom Stock Unit" is described under Section 10.

"Plan" means the Irwin Financial Corporation Amended and Restated 2001 Stock Plan as set forth herein and any amendments hereto.

"Restricted Stock" means Stock granted to a Participant pursuant to Section 9 of the Plan.

"Retirement" is defined in Section 14.2.

"Rule 16b-3" means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended.

"Stock" means the Common Stock, without par value, of the Company.

"Stock Appreciation Right" and "SAR" mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Section 3. Eligibility and Participation

3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among the Employees. Non-Employee Directors shall also be eligible to participate in the Plan.

3.2 Delegation to Executive Officers. To the extent permitted by Applicable Laws, the Committee, in its discretion, may delegate to one or more Executive Officers all or part of the Committee's authority and duties with respect to the granting of Awards, but only with respect to individuals who are not Executive Officers or Non-Employee Directors. Any such delegation by the Committee shall include a limitation as to the amount and type of Awards that may be granted during the period of the delegation and shall contain guidelines as to permissible grant dates for awards, the determination of the exercise price of any Option or SAR and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee delegatee or delegatees that were consistent with the terms of the Plan."

Section 4. Administration

4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan; provided, however, the Committee shall not reprice or otherwise decrease the exercise price applicable to any outstanding Option, except in connection with an adjustment contemplated by Section 5.4. The Committee's authorization to administer the Plan shall extend to developing and implementing rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws and accommodating the specific requirements of local laws and procedures, including but not limited to the adoption of rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

Section 5. Stock Subject to Plan and Maximum Awards

5.1 Aggregate Number. The total number of shares of Stock that may be issued pursuant to Awards under the Plan may not exceed 4,000,000 (of this total number, all such shares may be issued with respect to Incentive Stock Options). Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose. In addition, up to an aggregate of 2,000,000 SARs may be granted under the Plan.

5.2 Individual Participant Limitations. Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a) Subject to adjustment as provided in Section 5.4, the maximum aggregate number of shares of Stock (including Options, Restricted Stock SARs, and Phantom Stock Units to be paid out in shares) that may be granted under this Plan in any calendar year pursuant to any Award held by any Participant shall be 300,000 shares. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

(b) The maximum aggregate cash payout (including SARs and Phantom Stock Units paid out in cash) with respect to Awards granted under this Plan in any calendar year which may be made to any Participant shall be one million dollars ($1,000,000.00).

5.3 Reuse. If, and to the extent:

(a) An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) including as the result of the use of shares for withholding taxes, the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

(b) Restricted Stock or Phantom Stock Units under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the Award are not issued to the Participant (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan.

(c) SARs expire or terminate for any reason without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan.

5.4 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Awards then outstanding under the Plan pursuant to the terms of such grants or otherwise.

Section 6. Duration of Plan

6.1 Duration of Plan. The Plan shall remain in effect until, and no Award may be granted on or after, April 25, 2011, subject to the Board's right to earlier terminate the Plan pursuant to Section 14 hereof.

Section 7. Stock Options

7.1 Grant of Options. Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

7.2 Option Agreement. Each Option shall be evidenced by an option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, the vesting schedule for the Options, and such other provisions as the Committee shall determine.

7.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

7.4 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full, as provided in the option agreement, either:

(a) in cash, check or wire transfer, denominated in U.S. Dollars except with the consent of the Committee or as specified by the Committee with respect to foreign employees or foreign sub-plans;

(b) by tendering previously-acquired Stock (as determined by the Committee) having an aggregate Fair Market Value at the time of exercise equal to the total Option price,

(c) if the Committee shall authorize in its sole discretion, by payment of the purchase price in installments or with other borrowed funds; provided, however, that the provisions of each installment purchase agreement: (i) shall provide that the purchaser, at the purchaser's option, may pay any or all such installments at one time, (ii) shall comply with all applicable credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation U of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, (iii) shall be established by the Committee and shall include a specified rate of interest payable on the unpaid balance, and (iv) shall require that the certificate for Shares purchased pursuant to installment arrangement be pledged to the Company,

The certificates for stock purchased pursuant to an installment purchase agreement will be delivered to the purchaser, who shall take title to such Stock, and shall be immediately deposited by the purchaser, together with a properly executed stock power, with the Secretary of the Company to be held by the Company as security for the payment of the installments of the purchase price, including interest. The purchaser shall be entitled to all voting rights with respect thereto and all cash dividends paid thereon. In the event of the payment by the Company of a stock dividend on or the declaration by the Company of a stock split with respect to any of its Stock held as security pursuant to an installment purchase agreement hereunder, the pledge under such agreement shall extend to the Stock issued in payment of such stock dividend or on account of such stock split. The purchaser shall deliver to the Company the certificates representing the dividend or split Stock upon receipt thereof, together with a properly executed stock power. In the event that the Stock held as security pursuant to an installment purchase agreement shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transactions, the changed or reclassified Stock or other assets or both received as a result of such transaction shall be substituted for the Stock pledged under such agreement; and the purchaser shall promptly deliver to the Company any certificates issued to represent the Stock so changed or reclassified and any such other assets, together with a properly executed stock power. If rights to subscribe for or purchase Stock or other securities shall be issued to holders of Stock held as security pursuant to an installment purchase agreement, such rights shall belong to the purchaser free from pledge. Upon completion of payment for such Stock, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation U or other applicable credit regulations, the purchaser shall be entitled to the return from the Company of the certificates so pledged,

(d) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable laws,

(e) by having the notice of exercise direct that the certificate or certificates for such Shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option, or

(f) by a combination of (a), (b), (c), (d) and (e).

The exercise of an Option shall cancel any SAR which was specifically granted in tandem with such Option to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

7.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

(b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options, including, but not limited to, provisions applicable to Incentive Stock Options granted to a 10% shareholder of the Company within the meaning of Code Section 422(b)(6).

(c) All Incentive Stock Options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors.

(d) Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant (five years in the case of an ISO granted to a 10% shareholder).

7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable laws.

7.8 Termination of Employment or Service. Unless otherwise provided in the option agreement, subsections (a) through (d) shall apply.

(a) Termination of Employment or Service Due to Death or Disability. In the event a Participant's employment or service as a Non-Employee Director is terminated by reason of death or disability, any outstanding Options whether or not then exercisable, may be exercised within three (3) years after such date of termination of employment or service. In no case shall the period for exercise extend beyond the expiration date of such option grant.

(b) Termination of Employment or Service Due to Retirement. In the event that a Participant's employment or service as a Non-Employee Director is terminated due to retirement, the Options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the Options at the date of such termination, but only within a period of three (3) years beginning on the day following the date of such termination, and provided further that any Incentive Stock Options may be exercised only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such Option grant. So long as a Participant shall continue to serve as a Non-Employee Director or continue to be an employee of the Company, the Options granted to the Participant shall not be affected by any change of duties or position. A change of employment from the Company to a subsidiary, from a subsidiary to the Company, from one subsidiary to another, or any combination thereof, shall not be considered to be a termination of employment for purposes of this Plan.

(c) Resignation or Termination Without Cause. In the event that a Participant's employment with the Company or its subsidiaries or the service of a Non-Employee Director is terminated due to resignation or termination without cause (other than in circumstances that constitute a retirement), the options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the options at the date of such resignation, but only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such option.

(d) Termination for Cause. Notwithstanding anything herein to the contrary, all outstanding options shall immediately terminate without further action on the part of the Company in the event of the termination of a Participant's employment or service with the Company or its subsidiaries for Cause.

7.9 Effect of a Change in Control. Unless otherwise provided in the Stock Option agreement, the following shall apply in the event of a Change of Control. Upon the occurrence of a Change of Control, the Company shall provide written notice thereof (the "Change in Control Notice") to the Participants. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Change in Control Notice by including a statement to such effect in the Change in Control Notice. Upon delivery of the Change in Control Notice and regardless of whether the Company elects to terminate the outstanding options, the Participants shall have the right to immediately exercise all outstanding options (whether or not immediately exercisable, notwithstanding the Change in Control) in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any certificate or agreement representing such option.

7.10 Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

(a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

(b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

(c) a partnership in which such Immediate Family Members are the only partners, provided that:

(i) there may be no consideration for any such transfer;

(ii) the Award agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

(iii) subsequent transfers of transferred Options shall be prohibited except transfers back to the Participant or those in accordance with Section 11.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 11 hereof, the term "Participant" shall be deemed to refer to the transferee. The provisions of Section 7 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Option shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Section 7.

7.11 Compliance with Code Section 409A. No Option shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Option is not intended to comply with Section 409A of the Code.

Section 8. Stock Appreciation Rights

8.1 Grant of Stock Appreciation Rights. Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights ("SARs") may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Participant. Each SAR award shall be evidenced by an Award agreement setting forth the number of shares of Stock to which the SAR pertains, the vesting schedule for the SARs, and such other provisions as the Committee shall determine.

8.2 Payment of SAR Amount. Upon exercise of the SAR, the Participant shall be entitled to receive payment of an amount (subject to Section 8.4 below) determined by multiplying:

(a) The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(b) The number of shares with respect to which the Stock Appreciation Right is exercised.

8.3 Form and Timing of Payment. At the discretion of the Committee, payment to the Participant of the SAR amount described in Section 8.2 may be made in cash or Stock, or in a combination thereof.

8.4 Limit of Appreciation. At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

8.5 Term of SAR. The term of an SAR granted under the Plan shall not exceed ten years.

8.6 Termination of Employment or Service; Change in Control. Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any SARs outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

8.7 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 9. Restricted Stock

9.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by an Award agreement which shall specify the number of shares of stock granted, the schedule for lapse of the restrictions or the period for measuring performance criteria or standards, and such other provisions as the Committee shall determine. If such Award agreement specifies a purchase price to be paid by Participant for the Restricted Stock, such price may be paid in any of the forms described under Sections 7.5(a)-(f) above.

(a) The Committee may, at any time and from time to time, establish performance criteria or standards with respect to an Award of Restricted Stock. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits (including risk management assessments), improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance criteria or standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

(b) The Committee shall, as soon as it deems practicable following the expiration of the period for measuring the achievement of any performance criteria or standards established by the Committee when granting an Award of Restricted Stock, certify in writing whether, or the extent to which, the applicable performance criteria or standards were in fact satisfied. For purposes of this Section 9.1(b), approved minutes of the Committee shall be adequate written certification.

9.2 Transferability. Except as provided in Sections 9.6 and 9.7 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time (the "Period of Restriction") as shall be determined by the Committee and shall be specified in the Restricted Stock Award agreement, or upon earlier satisfaction of other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award agreement.

9.3 Other Restrictions. The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

9.4 Voting Rights. Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

9.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall, unless otherwise provided in the Restricted Stock Award agreement, be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held.

(a) If any such dividends or distributions are paid in shares of Stock pursuant to Section 5.4, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(b) If any such dividends or distributions are paid in cash, the Restricted Stock Award agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related shares of Restricted Stock vest or are forfeited. Alternatively, the Restricted Stock Award agreement may specify that the cash dividend or distribution payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2 1/2 months after the tax year in which the dividend or distribution becomes nonforfeitable.

9.6 Termination of Employment or Service; Change in Control; Use of Performance Criteria. Unless otherwise provided in the Restricted Stock Award agreement, the following shall apply:

(a) Termination of Employment or Service Due to Death or Disability. In the event a Participant's employment or service as a Non-Employee Director is terminated due to death or disability, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable (and, as provided in Section 9.5 above, any dividends or distributions that have accumulated with respect to such shares shall thereupon be payable).

(b) Termination of Employment or Service for Reasons Other than Death or Disability. In the event that a Participant's employment or service as a Non-Employee Director is terminated for any reason other than death or disability during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination (together with any dividends or distributions that have accumulated with respect to such shares as provided in Section 9.5(b) above) automatically shall be forfeited and returned to the Company; provided, however, that, in the event of retirement or an involuntary termination of the employment of a Participant by the Company other than for cause, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares (and any related dividends or distributions accumulated with respect thereto) and/or may add such new restrictions to such shares of Restricted Stock (and any related dividends or distributions accumulated with respect thereto) as it deems appropriate.

(c) Change in Control. Unless otherwise provided in the Award agreement, upon a Change in Control, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable (and, as provided in Section 9.5 above, any dividends or distributions that have accumulated with respect to such shares shall thereupon be payable).

(d) Use of Performance Criteria. In connection with an Award of Restricted Stock based on the performance criteria or standards established by the Committee, the Restricted Stock Award agreement may specify that the restrictions on the shares subject to the Award will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of granting the Award have been achieved as of the expiration of the relevant measurement period, as certified by the Committee pursuant to Section 9.1(b) above, in which case, upon such certification: (i) the restrictions provided in this Section 9 shall lapse on the number of such shares, if any, that is in proportion to the degree to which the performance criteria or standards have been achieved, as certified by the Committee, and (ii) the balance of such shares automatically shall be forfeited and returned to the Company (together with any dividends or distributions that have accumulated with respect to such forfeited shares as provided in Section 9.5(b) above).

9.7 Nontransferability of Restricted Stock. No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 10. Phantom Stock Units

10.1 Grant of Phantom Stock Units. Subject to the provisions of Sections 5 and 6, Phantom Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. Each grant of Phantom Stock Units shall be evidenced by an Award agreement setting forth the number of Phantom Stock Units, the applicable vesting schedule and such other provisions as the Committee shall determine.

The Committee may at any time and from time to time, establish performance criteria with respect to an Award of Phantom Stock Units. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

10.2 Value. Each Phantom Stock Unit shall represent one share of Stock.

10.3 Payment for Phantom Stock Units. After satisfaction of the vesting schedule specified in the Award agreement, the holder of a Phantom Stock Unit shall be entitled to receive the then-current Fair Market Value of a share of Stock multiplied by the number of Phantom Stock Units he chooses to exercise, less the exercise price to be paid by Participant (if any) as specified in the Award agreement. If such Award agreement specifies an exercise price to be paid by Participant for the Phantom Stock Units, such price may be paid in any of the forms described under Section 7.5(a)-(f) above.

10.4 Form and Timing of Payment. Payment to the Participant as described in Section 10.3 above may be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

10.5 Termination of Employment or Service; Change in Control. Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any Phantom Stock Units outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

10.6 Nontransferability. No Phantom Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Phantom Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

10.7 No Dividend Payments. A Participant granted Phantom Stock Units shall not be credited with any dividends which would be received with respect to an equivalent number of shares of Stock.

10.8 Expiration. A Participant's Phantom Stock Units shall in all events expire on the tenth anniversary of the date on which they were awarded.

Section 11. Beneficiary Designation

11.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form provided by the Company, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

Section 12. Rights of Employees and Non-Employee Directors

12.1 Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service as a Non-Employee Director at any time, nor confer upon any Participant any right to continue in the employ of the Company.

12.2 Participation. No Employee or Non-Employee Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

Section 13. Change in Control

13.1 In General. Unless otherwise provided in an Award agreement, in the event of a Change in Control of the Company as defined below, all Awards under the Plan shall vest 100%, whereupon all Options, SARs and Phantom Stock Units shall become exercisable in full and the restrictions applicable to any Restricted Stock shall terminate.

13.2 Definition. Unless otherwise provided in an Award agreement, a "Change in Control" shall mean the occurrence of any of the following events:

(a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, or (ii) a Corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 50% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Company, or (2) such person becomes a beneficial owner of 30% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Company; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 30% or more of the Voting Stock for purposes of this paragraph (a), provided such person continues to beneficially own 30% or more of the Voting Stock after such subsequent increase in beneficial ownership, or

(b) During any period of two consecutive years, individuals (the "Incumbent Board"), who at the beginning of such period constitute the board of directors of the Company, and any new director, whose election by the board of directors of the Company or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

(c) The Company shall become a party to an agreement of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Company's or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Voting Stock of the Company, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination, or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Committee has final authority to construe and interpret the provisions of the foregoing paragraphs (a), (b), (c) and (d) and to determine the exact date on which a change in control has been deemed to have occurred thereunder.

Section 14. Interpretation, Amendment, Modification, and Termination of Plan

14.1 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend, modify or suspend the Plan in whole or part subject to any requirement of stockholder approval imposed by applicable laws. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

14.2 Interpretation. Whether a Participant's employment or service as a Non-Employee Director is terminated due to "retirement," "disability," "resignation" or "for cause" shall be determined pursuant to the Award agreement by the Committee in its sole discretion, which determination shall be final and conclusive. Whether an authorized leave of absence, or absence on military or governmental service, or for any other reason, shall constitute a termination of employment or service for purposes of this Plan shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive. The construction, interpretation and validity of the Plan and any Award hereunder shall be determined in accordance with and governed by the laws of the State of Indiana applicable to contracts executed and performed in such state without giving effect to conflicts of laws principles.

Section 15. Tax Withholding

15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

15.2 Share Withholding. With respect to tax withholding required upon the exercise of Options or Phantom Stock Units, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the payroll tax withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax withholding which would be imposed on the transaction (or to such part of the tax so long as the balance above the minimum required withholding is paid by the Participant in cash). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Section 16. Indemnification

16.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board, or to whom a delegation has been made pursuant to Section 3.1 hereof, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 17. Requirements of Law

17.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws.

17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana. With respect to any dispute arising out of this Plan, an Award or alleged breaches of this Plan, an Award or both, a Participant, by accepting an Award, irrevocably consent, to the maximum extent permitted by law, to the jurisdiction and venue of the Federal Courts in Indiana if they have subject matter jurisdiction, and otherwise to the jurisdiction and venue of the courts of the State of Indiana, and the Employee shall not be entitled to a trial by jury.

Section 18. Provisions for Foreign Participants

18.1 Provisions for Foreign Participants. The Committee may make Awards to Participants who are foreign nationals, who are employed outside of the United States of America or both (collectively, "Foreign Participants") on terms and conditions consistent with the Plan's purpose but different from the provisions specified herein without amending the Plan as may be necessary, desirable or appropriate, as determined in its sole discretion. Subject to any requirement of stockholder approval imposed by applicable laws, the Committee may modify previously granted Awards granted to Foreign Participants, establish sub-plans or procedures under the Plan or both to reflect special terms to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

EXHIBIT TO THE IRWIN FINANCIAL CORPORATION

AMENDED AND RESTATED 2001 STOCK PLAN

SUB-PLAN FOR BENEFICIARIES RESIDING IN CANADA

The purpose of this exhibit to the Plan is to set forth the terms and conditions defining the rights and obligations of both the Company and Participants who are considered Canadian tax residents at any time and who may benefit from time to time from the Options granted by the Company in compliance with the applicable Canadian legal and tax provisions and the general terms and conditions of the Plan.

Article I Purpose

The Committee imposes the restrictions set forth in this sub-plan to Canadian tax residents for the purpose of allowing affected Participants to be entitled to claim a stock option deduction pursuant to paragraph 110(1)(d) of the Canadian Income Tax Act (the "Act") and applicable regulations. This exhibit shall be interpreted in all events consistent with this purpose.

Article II General Restriction for Paragraph 110(1)(d) Deduction

(a) There shall be no limit on a Participant's right to participate in dividends or in the assets distributed upon any liquidation of the Company with respect to Stock issued upon exercise of an Option.

(b) Stock received on exercise of an Option cannot be converted into any other security (other than into another security of the Company or of another corporation with which it does not deal at arm's length) that is, or would be, a "prescribed share" (as defined under the Act) as of the date of conversion.

(c) An Employee cannot at that time or any time thereafter require the Company to redeem, acquire, or cancel Stock received on exercise of an Option (except pursuant to a conversion permitted as described in paragraph (b) above).

(d) The Company shall not have the right to redeem, acquire or cancel Stock received on exercise of an Option except at Fair Market Value.

(e) The Company shall not be obligated to reduce the paid-up capital in respect of any Stock received on exercise of an Option (except where the reduction is required pursuant to a conversion permitted as described in paragraph (b) above).

Article III Available Methods to Pay Option Exercise Price

A Participant subject to this sub-plan shall not tender shares of Stock acquired on exercise of an Option to exercise another option; provided, however, that nothing in this sub-plan shall prohibit any such Participant from exercising an Option by attesting that he or she owns shares of Stock that have been held for more than six months having a total Fair Market Value that is at least equal to its exercise price (as determined by the Committee on the date of exercise) and receiving new shares of Stock with a total Fair Market Value equal to the difference between the value of the Stock and the exercise price for the portion of the Option that is then being exercised by such Participant.

Article IV Available Methods to Pay for Applicable Taxes

A Participant subject to this sub-plan shall not tender shares of Stock acquired on exercise of an Option to satisfy his or her taxes as required by law to be withheld with respect to the exercise of an Option; provided however, that nothing herein shall prohibit any such Participant from attesting that he or she owns shares of Stock that have been held for at least six months with a total Fair Market Value that is at least equal to such Participant's applicable taxes as required by law to be withheld with respect to any such Award.

Article V Effective Date

This Exhibit shall apply to all Options awarded to Participants who are considered Canadian tax residents at any time on or after the Effective Date (as defined in the Plan).